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                                                                     EXHIBIT 99

                         FORM 4 JOINT FILER INFORMATION

Name:                                      YORKTOWN ENERGY PARTNERS VI, L.P.

Address:                                   410 PARK AVENUE, 19TH FLOOR
                                           NEW YORK, NY 10022-4407

Designated Filer:                          YORKTOWN VI ASSOCIATES LLC

Issuer & Ticket Symbol:                    CONCHO RESOURCES INC. [CXO]

Date of Event Requiring Statement:         08/28/2008

Signature:                                 YORKTOWN ENERGY PARTNERS VI, L.P.

                                           By: Yorktown VI Company LP,
                                               its general partner

                                               By:  Yorktown VI Associates LLC,
                                                    its general partner

                                               By:  /s/ W. Howard Keenan, Jr.
                                                    -------------------------
                                                    Member

Date:                                      09/02/2008